UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-02743

DWS Strategic Income Fund
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2010 Annual Report to Shareholders

DWS Strategic Income Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
14 Portfolio Summary
16 Investment Portfolio
41 Statement of Assets and Liabilities
43 Statement of Operations
44 Statement of Changes in Net Assets
45 Financial Highlights
49 Notes to Financial Statements
66 Report of Independent Registered Public Accounting Firm
67 Tax Information
68 Investment Management Agreement Approval
73 New Sub-Advisory Agreement Approval
76 Summary of Management Fee Evaluation by Independent Fee Consultant
80 Board Members and Officers
84 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may use derivatives, including as part of its global alpha strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2010
Average Annual Total Returns as of 10/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	12.50%	7.10%	7.33%	7.82%
Class B	11.60%	6.17%	6.47%	6.91%
Class C	11.61%	6.27%	6.48%	6.99%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	9.41%	6.11%	6.74%	7.52%
Class B (max 4.00% CDSC)	8.60%	5.58%	6.31%	6.91%
Class C (max 1.00% CDSC)	11.61%	6.27%	6.48%	6.99%
No Sales Charges					Life of Class S*
Class S	12.77%	7.32%	7.56%	N/A	6.65%
Barclays Capital US Government/Credit Index+	8.48%	7.14%	6.33%	6.45%	5.52%
Blended Index++	12.74%	8.01%	7.60%	7.99%	6.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2010 are 1.14%, 2.00%, 1.90% and 0.98% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Income Fund — Class A [] Barclays Capital US Government/Credit Index+ [] Blended Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

++ The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical fund asset allocations and represents the overall investment process.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 10/31/10	$4.85	$4.86	$4.89	$4.86
10/31/09	$4.57	$4.58	$4.60	$4.58
Distribution Information: Twelve Months as of 10/31/10: Income Dividends	$.26	$.22	$.23	$.27
Capital Gain Distributions	$.01	$.01	$.01	$.01
October Income Dividend	$.0199	$.0163	$.0169	$.0207
SEC 30-day Yield as of 10/31/10+++	4.03%	3.41%	3.40%	4.27%
Current Annualized Distribution Rate as of 10/31/10+++	4.92%	4.02%	4.15%	5.11%

+++ The SEC yield is net investment income per share earned over the month ended October 31, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.01%, 3.39%, 3.38% and 4.25% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.90%, 4.00%, 4.13% and 5.09% for Class A, B, C, and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Multi-Sector Income Funds Category as of 10/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	107	of	160	67
3-Year	57	of	122	47
5-Year	39	of	98	40
10-Year	21	of	70	30
Class B 1-Year	127	of	160	79
3-Year	80	of	122	66
5-Year	62	of	98	63
10-Year	39	of	70	55
Class C 1-Year	126	of	160	79
3-Year	74	of	122	61
5-Year	61	of	98	62
10-Year	37	of	70	53
Class S 1-Year	98	of	160	61
3-Year	51	of	122	42
5-Year	29	of	98	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2010 to October 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,046.80	$1,040.20	$1,040.50	$1,045.70
Expenses Paid per $1,000*	$5.37	$9.46	$9.21	$4.69
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,019.96	$1,015.93	$1,016.18	$1,020.62
Expenses Paid per $1,000*	$5.30	$9.35	$9.10	$4.63

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Strategic Income Fund	1.04%	1.84%	1.79%	.91%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Strategic Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Strategic Income Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for a portion of the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation").

Portfolio Management Team

Gary Russell, CFA

Lead Portfolio Manager, Deutsche Investment Management Americas Inc.

William Chepolis, CFA

John D. Ryan

Portfolio Managers, Deutsche Investment Management Americas Inc.

Thomas Picciochi

Robert Wang

Portfolio Managers, QS Investors

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The past year was characterized by a nearly ideal environment for the global bond markets. Investors remained wary of a possible "double-dip" recession in the United States and other industrialized economies, which provided support for government bond markets. In the United States, for example, the yield on the 10-year Treasury note fell from 3.41% to a low of 2.33% on October 8, 2010 (as its price rose). At the same time, the combination of ultra-low, short-term interest rates and unattractive government bond yields prompted investors to take advantage of higher-yielding alternatives in the non-Treasury "spread sectors."1 The result was continued positive performance for market segments such as investment-grade corporates, high-yield bonds and emerging-markets debt.

With this as the backdrop, the Class A shares of the fund returned 12.50% during the annual period. The fund's primary benchmark, the Barclays Capital US Government/Credit Index, returned 8.48%.2 The fund's secondary blended benchmark returned 12.74%.3 Unlike the fund, which has a small weighting in US Treasuries, the blended benchmark has a heavy Treasury focus with a weighting of more than 50%. The average return of the funds in our Lipper peer group, Multi-Sector Income Funds, was 13.42%.4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

The fund continues to feature a strong long-term track record. Class A shares have outpaced their Lipper peer group in the 3-, 5- and 10-year periods ended October 31, 2010, and the fund has outperformed its primary benchmark in the 5- and 10-year periods ended on the same date.

Positive Contributors to Performance

The primary factor in the fund's strong performance of the past 12 months was its positioning in the US market. We generated the most meaningful outperformance through our overweight in high-yield bonds, which performed very well during the period.5 The Credit Suisse High Yield Index returned 18.47% and strongly outperformed the 8.48% return of the fund's primary benchmark.6 High-yield bonds were boosted both by investors' thirst for yield and several positive developments specific to the asset class, including a plummeting default rate and the strengthening balance sheets of high-yield companies.

This favorable backdrop caused us to take a more positive view on high yield during the fourth calendar quarter of 2009, leading us to increase the fund's weighting in the sector. We continued to add to this market segment throughout 2010, bringing the fund's weighting in high yield from about 45% at the beginning of the year to 50% at the close of October 2010. Given the outperformance of high-yield bonds, this decision proved helpful to performance.

The fund's domestic investment-grade weighting delivered a positive return, thanks to the solid performance of our positions in corporate bonds and mortgage-backed securities.7 This segment of the fund, about 60% of which is invested in corporates, represented approximately 30% of the overall portfolio as of October 31, 2010. Investment-grade corporates performed well due to the same factors that supported high yield. Our performance in the corporate segment was boosted by our flexible approach of booking profits in securities that have rallied to what we believe were their fair values, and then reallocating the proceeds into securities that offered a better relative value.

The fund's weighting in emerging-markets debt produced a strong absolute return, but this had only a modest impact on performance since our weighting in this segment averaged just 7% of assets during the fiscal year. We maintained a low exposure to the emerging markets, as we saw better opportunities in other areas of the bond market — particularly domestic high yield. We held a defensive positioning in this market segment by favoring the largest, most liquid countries over more speculative issuers. We continue to hold a positive view on the emerging markets, and are on the lookout to add to this position if the opportunity arises.

Negative Contributors to Performance

On the negative side, our relative performance in the fund's domestic segment was held back somewhat by our underweight position in commercial mortgage-backed securities (CMBS).8 We did not see a favorable balance of risk and reward in this area, which meant that the fund did not participate fully when investors' search for yield caused CMBS to stage a substantial rally.

The fund's positions in non-US developed-market bonds, at 11% of assets as of October 31, 2010, were a modest detractor. While we generated positive performance through our positions in euro-denominated corporate debt, our positions in Greece and Spain weighed significantly on performance during the first half of the year. Both bond markets came under pressure on concerns that potentially unmanageable debt levels could eventually lead to a default. We exited these positions about halfway through the downturn. While this decision helped shield the fund from the full impact of the market's panic phase, we did not make this move soon enough. We later made up for some of this lost ground by reestablishing positions in Greece and Spain at much lower prices, which enabled us to benefit from the subsequent rebound in the smaller European bond markets. We have since trimmed this position and have a weighting about half of what we owned earlier in the year, as of October 31, 2010.

Our currency positioning was a slight negative for performance. By investing in non-US bonds, we gain exposure to the performance of foreign currencies. Since we held a positive view on the dollar relative to the major world currencies, we sought to "hedge" — or offset — the fund's exposure to these currencies. The dollar performed very well in the first half of the period, so this positioning was a positive for performance. However, the dollar slid sharply against the entire world's leading currencies in the past six months, which more than offset the earlier gain. The fund remains overweight in the dollar, reflecting the value we believe it offers against other global currencies — particularly the Japanese yen — at these levels.

As part of our approach, we seek to enhance total returns by employing a global "portable alpha" strategy. This strategy seeks to identify the relative values among the global equity, bond and currency markets, and then to benefit from the disparities through investments in equity and fixed income futures and currency forward contracts.9 The alpha strategy detracted from performance during the past 12 months.

We continued to favor higher-rated issues within high yield, a defensive posture that reflects the outsized price appreciation of lower-rated issues relative to the more sluggish improvement in economic growth. This conservative positioning somewhat hampered our performance relative to the Lipper peer group, given that lower-rated securities outpaced their higher-rated counterparts during the past year. We continue to see the best risk-adjusted opportunities in the higher-rated segments of high yield.

Outlook and Positioning

We remain cautiously optimistic on the outlook for fixed income. Although the spread sectors have come quite a long way in the past 18 months, the same factors that have supported this strong performance — namely, improving corporate balance sheets and the low yields available in government issues — remain in place.

1 "Spread sectors" refers to all segments of the bond market other than government bonds. They are named as such because they are priced on the yield spread or difference in yield, relative to Treasuries.

2 The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

3 The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical fund asset allocations and represents the overall investment process.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several different fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade. For the 1-, 3-, 5- and 10-year periods, this category's average return was 13.42% (160 funds), 6.84% (122 funds), 6.63% (98 funds) and 7.11% (70 funds), respectively, as of 10/31/10.

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Multi-Sector Income Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

6 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

7 Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

8 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.

9 A futures contract gives the holder the right to purchase the underlying security at a specific price on a specific date in the future. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/10	10/31/09

Corporate Bonds	62%	61%
Government & Agency Obligations	19%	21%
Loan Participations and Assignments*	6%	5%
Cash Equivalents	4%	3%
Collateralized Mortgage Obligations	4%	3%
Commercial Mortgage-Backed Securities	2%	2%
Mortgage-Backed Securities Pass-Throughs	2%	2%
Preferred Securities	1%	1%
Asset Backed	—	1%
Municipal Bonds and Notes	—	1%
	100%	100%

Quality (Excludes Securities Lending Collateral and Cash Equivalents)	10/31/10	10/31/09

US Government and Agencies	8%	6%
AAA	10%	8%
AA	2%	6%
A	5%	11%
BBB	14%	15%
BB	16%	17%
B	30%	20%
CCC and CC	10%	12%
Below CC	0%	1%
Not Rated	5%	4%
	100%	100%

* Includes DWS Floating Rate Plus Fund "Institutional."

Asset allocation is subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	10/31/10	10/31/09

Effective Maturity	7.0 years	6.6 years
Effective Duration	4.4 years	4.3 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features. Effective duration is the measurable change in the value of a security in response to a change in interest rates.

Interest rate sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2010
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 63.0%
Consumer Discretionary 8.1%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		225,000	227,250
8.75%, 6/1/2019		535,000	573,119
American Achievement Corp.:
144A, 8.25%, 4/1/2012		115,000	115,000
144A, 10.875%, 4/15/2016 (b)		715,000	734,662
Ameristar Casinos, Inc., 9.25%, 6/1/2014		580,000	627,850
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		270,000	264,600
8.0%, 3/15/2014		115,000	116,725
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		295,000	309,013
Avis Budget Car Rental LLC:
144A, 8.25%, 1/15/2019		555,000	560,550
9.625%, 3/15/2018		240,000	258,000
Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014		155,000	158,100
Brunswick Corp., 144A, 11.25%, 11/1/2016		225,000	267,188
Cablevision Systems Corp.:
7.75%, 4/15/2018		65,000	70,931
8.0%, 4/15/2020		65,000	71,906
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		190,000	32,300
Carnival Corp., 6.65%, 1/15/2028		1,715,000	1,795,716
Carrols Corp., 9.0%, 1/15/2013		120,000	121,200
CCO Holdings LLC:
144A, 7.25%, 10/30/2017		520,000	536,900
144A, 7.875%, 4/30/2018		220,000	233,750
144A, 8.125%, 4/30/2020		145,000	156,600
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		1,190,000	1,273,300
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		80,000	86,400
Series B, 9.25%, 12/15/2017		125,000	136,563
Cooper-Standard Automotive, Inc., 144A, 8.5%, 5/1/2018		145,000	155,331
CSC Holdings LLC, 8.5%, 6/15/2015		710,000	781,887
DineEquity, Inc., 144A, 9.5%, 10/30/2018		455,000	484,575
DISH DBS Corp.:
6.625%, 10/1/2014		335,000	354,681
7.125%, 2/1/2016		620,000	657,200
Easton-Bell Sports, Inc., 9.75%, 12/1/2016		60,000	65,700
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		270,000	775
Ford Motor Co., 7.45%, 7/16/2031		370,000	419,950
Gannett Co., Inc.:
8.75%, 11/15/2014		120,000	134,550
9.375%, 11/15/2017		240,000	269,400
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		120,000	137,400
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		235,000	239,700
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		350,000	385,000
Harrah's Operating Co., Inc.:
10.0%, 12/15/2018		575,000	498,812
11.25%, 6/1/2017		1,610,000	1,779,050
144A, 12.75%, 4/15/2018		290,000	287,100
Hertz Corp.:
144A, 7.5%, 10/15/2018		905,000	932,150
8.875%, 1/1/2014		1,435,000	1,474,462
Hyundai Motor Manufacturing Czech sro, 144A, 4.5%, 4/15/2015		855,000	901,765
Kabel Deutschland GmbH, 10.625%, 7/1/2014		275,000	287,031
Lear Corp.:
7.875%, 3/15/2018		220,000	239,250
8.125%, 3/15/2020		220,000	244,750
Levi Strauss & Co., 7.625%, 5/15/2020		365,000	384,163
Limited Brands, Inc., 7.0%, 5/1/2020		120,000	132,000
Macy's Retail Holdings, Inc., 8.375%, 7/15/2015		45,000	52,538
Mediacom Broadband LLC, 8.5%, 10/15/2015		635,000	663,575
Mediacom LLC, 9.125%, 8/15/2019		200,000	211,500
MGM Resorts International:
144A, 9.0%, 3/15/2020		460,000	503,125
144A, 10.0%, 11/1/2016		100,000	98,000
10.375%, 5/15/2014		195,000	219,375
11.125%, 11/15/2017		245,000	281,750
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		140,000	137,025
NBC Universal, Inc., 144A, 4.375%, 4/1/2021		1,710,000	1,746,570
Neiman Marcus Group, Inc., 10.375%, 10/15/2015		155,000	163,525
Netflix, Inc., 8.5%, 11/15/2017		120,000	134,400
Norcraft Companies LP, 10.5%, 12/15/2015		520,000	555,100
Norcraft Holdings LP, 9.75%, 9/1/2012		257,000	254,109
Penn National Gaming, Inc., 8.75%, 8/15/2019		120,000	132,900
Penske Automotive Group, Inc., 7.75%, 12/15/2016		880,000	888,800
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		150,000	162,563
Regal Entertainment Group, 9.125%, 8/15/2018		140,000	148,925
Rent-A-Center, Inc., 144A, 6.625%, 11/15/2020		70,000	70,700
Sabre Holdings Corp., 8.35%, 3/15/2016		910,000	955,500
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		340,000	339,150
Seminole Indian Tribe of Florida, 144A, 7.804%, 10/1/2020		375,000	339,270
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		265,000	286,531
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		315,000	339,806
Sonic Automotive, Inc.:
5.0%, 10/1/2029		155,000	174,569
Series B, 9.0%, 3/15/2018		525,000	550,594
Standard Pacific Corp.:
8.375%, 5/15/2018		80,000	82,900
10.75%, 9/15/2016		430,000	483,750
Tenneco, Inc., 144A, 7.75%, 8/15/2018		70,000	74,725
Toys "R" Us, Inc., 7.375%, 10/15/2018		270,000	261,900
Toys "R" US-Delaware, Inc., 144A, 7.375%, 9/1/2016		195,000	203,044
Travelport LLC:
4.922%***, 9/1/2014		170,000	160,650
144A, 9.0%, 3/1/2016		380,000	385,700
9.875%, 9/1/2014		270,000	281,475
11.875%, 9/1/2016		135,000	145,800
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	455,000	683,931
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		960,000	1,005,600
Univision Communications, Inc., 144A, 7.875%, 11/1/2020		135,000	141,750
UPC Holding BV, 144A, 8.0%, 11/1/2016	EUR	580,000	831,461
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		86,745	26,891
Videotron Ltd., 9.125%, 4/15/2018		225,000	253,406
Visant Corp., 144A, 10.0%, 10/1/2017		460,000	489,900
Wyndham Worldwide Corp., 5.75%, 2/1/2018		1,290,000	1,340,476
Wynn Las Vegas LLC, 144A, 7.75%, 8/15/2020		275,000	298,375
Young Broadcasting, Inc., 8.75%, 1/15/2014**		1,165,000	12
			36,535,951
Consumer Staples 1.8%
Alliance One International, Inc., 10.0%, 7/15/2016		145,000	159,500
Altria Group, Inc., 9.95%, 11/10/2038		855,000	1,231,716
B&G Foods, Inc., 7.625%, 1/15/2018		140,000	149,100
Central Garden & Pet Co., 8.25%, 3/1/2018		210,000	220,500
Cott Beverages, Inc., 8.375%, 11/15/2017		120,000	130,200
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		175,000	185,938
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		470,000	450,025
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		145,000	143,731
NBTY, Inc., 144A, 9.0%, 10/1/2018		140,000	148,750
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		873,750	830,062
Reynolds American, Inc., 6.75%, 6/15/2017		800,000	906,864
Rite Aid Corp.:
7.5%, 3/1/2017		175,000	168,656
144A, 8.0%, 8/15/2020		570,000	587,100
Simmons Foods, Inc., 144A, 10.5%, 11/1/2017		230,000	230,000
Smithfield Foods, Inc.:
7.75%, 7/1/2017		1,315,000	1,346,231
144A, 10.0%, 7/15/2014		420,000	484,050
SUPERVALU, Inc., 8.0%, 5/1/2016		175,000	177,844
Tops Markets LLC, 144A, 10.125%, 10/15/2015		325,000	351,406
TreeHouse Foods, Inc., 7.75%, 3/1/2018		135,000	147,994
Tyson Foods, Inc., 10.5%, 3/1/2014		195,000	234,488
			8,284,155
Energy 7.7%
Anadarko Petroleum Corp., 6.375%, 9/15/2017		1,265,000	1,405,304
Arch Coal, Inc., 7.25%, 10/1/2020		110,000	120,450
Atlas Energy Operating Co., LLC:
10.75%, 2/1/2018		515,000	579,375
12.125%, 8/1/2017		360,000	421,200
Belden & Blake Corp., 8.75%, 7/15/2012		1,150,000	1,104,000
Berry Petroleum Co.:
6.75%, 11/1/2020		270,000	278,775
10.25%, 6/1/2014		235,000	271,131
Bill Barrett Corp., 9.875%, 7/15/2016		190,000	209,000
BreitBurn Energy Partners LP, 144A, 8.625%, 10/15/2020		300,000	303,000
Brigham Exploration Co., 144A, 8.75%, 10/1/2018		140,000	151,200
Bristow Group, Inc., 7.5%, 9/15/2017		260,000	269,750
Chaparral Energy, Inc., 8.5%, 12/1/2015		1,255,000	1,251,862
Chesapeake Energy Corp.:
6.625%, 8/15/2020		360,000	381,150
6.875%, 8/15/2018		180,000	190,350
6.875%, 11/15/2020		430,000	457,950
7.25%, 12/15/2018		515,000	562,637
9.5%, 2/15/2015		975,000	1,131,000
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		575,000	667,000
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		125,000	135,938
8.5%, 12/15/2019		115,000	126,500
Coffeyville Resources LLC, 144A, 9.0%, 4/1/2015		390,000	418,275
Colorado Interstate Gas Co., 6.8%, 11/15/2015		115,000	136,740
CONSOL Energy, Inc.:
144A, 8.0%, 4/1/2017		625,000	684,375
144A, 8.25%, 4/1/2020		360,000	401,400
Continental Resources, Inc.:
144A, 7.125%, 4/1/2021		175,000	189,000
144A, 7.375%, 10/1/2020		185,000	200,263
8.25%, 10/1/2019		85,000	94,563
Crosstex Energy LP, 8.875%, 2/15/2018		305,000	329,400
El Paso Corp.:
7.25%, 6/1/2018		280,000	310,674
8.25%, 2/15/2016		170,000	193,163
9.625%, 5/15/2012		1,265,000	1,363,148
El Paso Pipeline Partners Operating Co., LLC, 6.5%, 4/1/2020		855,000	932,591
Empresa Nacional del Petroleo, 144A, 5.25%, 8/10/2020		910,000	960,166
Energy Transfer Equity LP, 7.5%, 10/15/2020		215,000	234,350
Frontier Oil Corp., 8.5%, 9/15/2016		40,000	42,100
Global Geophysical Services, Inc., 10.5%, 5/1/2017		730,000	737,300
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		140,000	147,000
Holly Corp., 9.875%, 6/15/2017		450,000	492,750
Holly Energy Partners LP, 144A, 8.25%, 3/15/2018		305,000	323,300
Inergy LP, 144A, 7.0%, 10/1/2018		345,000	360,525
KCS Energy, Inc., 7.125%, 4/1/2012		945,000	947,362
Linn Energy LLC:
144A, 7.75%, 2/1/2021		350,000	361,375
144A, 8.625%, 4/15/2020		295,000	318,600
11.75%, 5/15/2017		340,000	394,400
Mariner Energy, Inc.:
7.5%, 4/15/2013		215,000	221,450
8.0%, 5/15/2017		265,000	292,825
Nevada Power Co., 5.375%, 9/15/2040		860,000	857,149
Newfield Exploration Co., 7.125%, 5/15/2018		660,000	706,200
Nexen, Inc., 6.2%, 7/30/2019		440,000	520,983
Niska Gas Storage US LLC, 144A, 8.875%, 3/15/2018		305,000	333,212
OPTI Canada, Inc.:
7.875%, 12/15/2014		1,215,000	911,250
8.25%, 12/15/2014		395,000	299,213
144A, 9.0%, 12/15/2012		115,000	117,300
Petrohawk Energy Corp.:
144A, 7.25%, 8/15/2018		275,000	285,313
7.875%, 6/1/2015		115,000	121,900
Plains Exploration & Production Co.:
7.0%, 3/15/2017		220,000	227,700
7.625%, 6/1/2018		435,000	464,362
8.625%, 10/15/2019		450,000	499,500
Quicksilver Resources, Inc., 11.75%, 1/1/2016		255,000	294,525
Range Resources Corp., 6.75%, 8/1/2020		105,000	112,613
Regency Energy Partners LP:
6.875%, 12/1/2018		205,000	214,738
9.375%, 6/1/2016		800,000	896,000
Reliance Holdings USA, Inc., 144A, 4.5%, 10/19/2020		1,045,000	1,019,579
Sabine Pass LNG LP:
7.25%, 11/30/2013		870,000	837,375
7.5%, 11/30/2016		155,000	143,181
SandRidge Energy, Inc., 8.625%, 4/1/2015 (PIK)		140,000	143,150
Southwestern Energy Co., 7.5%, 2/1/2018		320,000	368,000
Stone Energy Corp.:
6.75%, 12/15/2014		430,000	405,275
8.625%, 2/1/2017		275,000	276,375
Transocean, Inc., 6.5%, 11/15/2020		2,140,000	2,384,715
Valero Energy Corp., 6.125%, 2/1/2020		950,000	1,051,564
Whiting Petroleum Corp., 6.5%, 10/1/2018		130,000	139,425
			34,735,264
Financials 17.1%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		780,000	768,300
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		540,000	496,800
Ally Financial, Inc.:
6.875%, 9/15/2011		1,185,000	1,223,512
7.0%, 2/1/2012		915,000	949,312
7.25%, 3/2/2011		2,880,000	2,919,600
144A, 7.5%, 9/15/2020		690,000	745,200
8.0%, 11/1/2031		420,000	458,850
144A, 8.0%, 3/15/2020		650,000	718,250
144A, 8.3%, 2/12/2015		205,000	223,450
American International Group, Inc., Series G, 5.6%, 10/18/2016		1,710,000	1,789,087
Antero Resources Finance Corp., 9.375%, 12/1/2017		70,000	74,375
Ardagh Packaging Finance PLC:
144A, 7.375%, 10/15/2017		215,000	227,900
144A, 7.375%, 10/15/2017	EUR	140,000	197,775
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		280,800	168,480
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/15/2016		600,000	600,000
Barclays Bank PLC:
5.125%, 1/8/2020		855,000	926,222
5.14%, 10/14/2020		1,815,000	1,794,922
BBVA Bancomer SA, 144A, 7.25%, 4/22/2020		685,000	761,641
Blue Acquisition Sub, Inc., 144A, 9.875%, 10/15/2018 (c)		745,000	802,737
BP Capital Markets PLC, 4.5%, 10/1/2020		720,000	745,795
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		115,000	29,900
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		605,000	654,913
Case New Holland, Inc., 7.75%, 9/1/2013		225,000	245,813
CIT Group, Inc.:
7.0%, 5/1/2013		450,000	455,625
7.0%, 5/1/2015		610,650	609,887
7.0%, 5/1/2017		2,045,000	2,034,775
Citigroup Funding, Inc., 5.0%***, 4/7/2013		1,470,000	1,462,650
Credit Agricole SA, 144A, 3.5%, 4/13/2015		1,006,000	1,050,992
Discover Bank, 7.0%, 4/15/2020		855,000	943,655
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		360,000	389,700
E*TRADE Financial Corp.:
7.375%, 9/15/2013		830,000	824,812
12.5%, 11/30/2017 (PIK)		515,000	596,113
Express LLC, 8.75%, 3/1/2018		255,000	271,575
FCE Bank PLC, 9.375%, 1/17/2014	EUR	600,000	945,728
Fibria Overseas Finance Ltd., 144A, 7.5%, 5/4/2020		215,000	231,663
Ford Motor Credit Co., LLC:
6.625%, 8/15/2017		350,000	391,453
7.25%, 10/25/2011		145,000	152,209
7.375%, 2/1/2011		190,000	192,666
7.5%, 8/1/2012		2,500,000	2,684,535
8.125%, 1/15/2020		100,000	122,287
9.875%, 8/10/2011		1,155,000	1,224,282
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015		210,000	245,175
GE Capital European Funding, 4.25%, 3/1/2017	EUR	1,710,000	2,476,474
General Electric Capital Corp., 6.0%, 8/7/2019		1,360,000	1,536,407
GenOn Escrow Corp., 144A, 9.5%, 10/15/2018		140,000	136,500
Hartford Financial Services Group, Inc., 6.625%, 3/30/2040		1,015,000	983,684
Hellas Telecommunications Finance SCA, 144A, 8.985%, 7/15/2015 (PIK)*	EUR	218,377	182
Hexion US Finance Corp.:
8.875%, 2/1/2018		1,225,000	1,315,344
144A, 9.0%, 11/15/2020 (b)		230,000	239,200
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014		1,000,000	1,124,617
Host Hotels & Resorts LP, (REIT), 6.875%, 11/1/2014		1,000,000	1,031,875
Hutchison Whampoa Finance 09 Ltd., 4.75%, 11/14/2016	EUR	850,000	1,249,398
Inmarsat Finance PLC, 144A, 7.375%, 12/1/2017		475,000	508,250
Intergas Finance BV, REG S, 6.875%, 11/4/2011		1,145,000	1,196,525
International Finance Corp., 5.75%, 3/16/2015	AUD	1,715,000	1,692,415
International Lease Finance Corp.:
144A, 8.625%, 9/15/2015		225,000	253,125
144A, 8.75%, 3/15/2017		450,000	511,875
iPayment, Inc., 9.75%, 5/15/2014		165,000	155,925
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		165,000	174,488
Lincoln National Corp., 7.0%, 6/15/2040		1,710,000	1,874,485
Lloyds TSB Bank PLC, 144A, 6.5%, 9/14/2020		1,710,000	1,783,925
Manulife Financial Corp., 4.9%, 9/17/2020		1,710,000	1,688,846
MetLife, Inc., 5.875%, 2/6/2041		300,000	316,544
Morgan Stanley, 3.45%, 11/2/2015 (b)		1,250,000	1,256,855
National Money Mart Co., 10.375%, 12/15/2016		655,000	713,950
Navios Maritime Acquisition Corp., 144A, 8.625%, 11/1/2017		150,000	151,500
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		775,000	789,531
144A, 7.75%, 10/15/2018		150,000	155,438
11.5%, 5/1/2016		80,000	92,000
Nomura Holdings, Inc., 6.7%, 3/4/2020		535,000	607,531
Nuveen Investments, Inc., 10.5%, 11/15/2015		325,000	339,625
OMEGA Healthcare Investors, Inc., (REIT), 144A, 6.75%, 10/15/2022		120,000	124,200
Pacific Life Global Funding, 144A, 3.42%***, 2/6/2016		1,739,000	1,733,835
Pinafore LLC, 144A, 9.0%, 10/1/2018		230,000	246,100
Pinnacle Foods Finance LLC:
144A, 8.25%, 9/1/2017		415,000	433,675
9.25%, 4/1/2015		280,000	295,050
144A, 9.25%, 4/1/2015		295,000	310,856
PNC Bank NA, 6.875%, 4/1/2018		820,000	963,079
Qtel International Finance Ltd., 144A, 4.75%, 2/16/2021		730,000	722,694
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		151,000	157,229
Reynolds Group DL Escrow, Inc.:
144A, 7.125%, 4/15/2019		495,000	516,038
144A, 7.75%, 10/15/2016		450,000	477,000
144A, 8.5%, 5/15/2018		630,000	644,175
144A, 9.0%, 4/15/2019		590,000	612,863
Rio Tinto Finance USA Ltd., 3.5%, 11/2/2020		930,000	929,061
Roadhouse Financing, Inc., 144A, 10.75%, 10/15/2017		230,000	248,975
Sabra Health Care LP, (REIT), 144A, 8.125%, 11/1/2018		140,000	144,900
Santander US Debt SA Unipersonal, 144A, 3.724%, 1/20/2015		855,000	869,054
SLM Corp., 8.0%, 3/25/2020		125,000	126,346
Societe Generale, 144A, 3.1%, 9/14/2015		775,000	792,511
Sprint Capital Corp.:
7.625%, 1/30/2011		620,000	627,750
8.375%, 3/15/2012		765,000	817,594
Susser Holdings LLC, 8.5%, 5/15/2016		165,000	175,931
Teachers Insurance & Annuity Association of America, 144A, 6.85%, 12/16/2039		935,000	1,098,811
The Goldman Sachs Group, Inc., 3.7%, 8/1/2015		640,000	662,724
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		245,000	279,913
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		660,000	1,452
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		339,034	338,186
Viking Acquisition, Inc., 144A, 9.25%, 11/1/2018 (b)		620,000	620,000
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		1,630,000	1,852,087
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		2,215,000	2,375,587
Wind Acquisition Finance SA, 144A, 11.75%, 7/15/2017		600,000	684,000
Wind Acquisition Holdings Finance SA:
144A, 12.25%, 7/15/2017 (PIK)		300,000	348,000
144A, 12.25%, 7/15/2017 (PIK)	EUR	84,295	136,093
WMG Acquisition Corp., 9.5%, 6/15/2016		210,000	226,275
			77,301,174
Health Care 3.9%
Celgene Corp., 3.95%, 10/15/2020		1,025,000	1,022,460
Community Health Systems, Inc., 8.875%, 7/15/2015		2,970,000	3,177,900
DaVita, Inc.:
6.375%, 11/1/2018		130,000	132,925
6.625%, 11/1/2020		130,000	133,738
Genzyme Corp., 5.0%, 6/15/2020		920,000	1,015,221
Hanger Orthopedic Group, Inc., 144A, 7.125%, 11/15/2018 (b)		140,000	140,700
HCA, Inc.:
7.875%, 2/15/2020		2,020,000	2,237,150
8.5%, 4/15/2019		200,000	225,000
9.125%, 11/15/2014		595,000	623,634
9.25%, 11/15/2016		1,175,000	1,271,937
9.625%, 11/15/2016 (PIK)		415,000	451,312
9.875%, 2/15/2017		745,000	836,262
IASIS Healthcare LLC, 8.75%, 6/15/2014		1,180,000	1,208,025
Life Technologies Corp., 6.0%, 3/1/2020		1,130,000	1,269,786
LifePoint Hospitals, Inc., 144A, 6.625%, 10/1/2020		180,000	189,450
Mylan, Inc., 144A, 7.875%, 7/15/2020		95,000	105,925
The Cooper Companies, Inc., 7.125%, 2/15/2015		385,000	399,438
Valeant Pharmaceuticals International:
144A, 6.75%, 10/1/2017		245,000	255,719
144A, 7.0%, 10/1/2020		385,000	404,250
Vanguard Health Holding Co. II, LLC:
8.0%, 2/1/2018		310,000	326,663
144A, 8.0%, 2/1/2018		280,000	292,950
Warner Chilcott Co., LLC, 144A, 7.75%, 9/15/2018		415,000	431,600
Watson Pharmaceuticals, Inc., 6.125%, 8/15/2019		1,000,000	1,163,254
			17,315,299
Industrials 5.3%
Acco Brands Corp., 10.625%, 3/15/2015		90,000	101,588
Accuride Corp., 144A, 9.5%, 8/1/2018		400,000	436,000
Actuant Corp., 6.875%, 6/15/2017		150,000	153,188
Aircastle Ltd., 9.75%, 8/1/2018		155,000	169,725
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		190,000	196,650
ARAMARK Corp., 8.5%, 2/1/2015		365,000	383,250
ArvinMeritor, Inc.:
8.125%, 9/15/2015 (c)		305,000	317,962
10.625%, 3/15/2018		340,000	385,900
BE Aerospace, Inc.:
6.875%, 10/1/2020		210,000	223,125
8.5%, 7/1/2018		435,000	487,200
Belden, Inc.:
7.0%, 3/15/2017		195,000	197,925
9.25%, 6/15/2019		235,000	259,969
Bombardier, Inc., 144A, 7.75%, 3/15/2020		315,000	349,650
Cenveo Corp.:
8.875%, 2/1/2018		670,000	673,350
144A, 10.5%, 8/15/2016		215,000	221,719
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		385,000	402,325
Clean Harbors, Inc., 7.625%, 8/15/2016		167,000	176,394
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		158,400	109,199
Corrections Corp. of America, 7.75%, 6/1/2017		285,000	309,937
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		81,000	89,100
DynCorp International, Inc., 144A, 10.375%, 7/1/2017		485,000	495,912
Esco Corp., 144A, 4.167%***, 12/15/2013		285,000	274,312
FTI Consulting, Inc., 144A, 6.75%, 10/1/2020		825,000	861,094
Garda World Security Corp., 144A, 9.75%, 3/15/2017		350,000	372,750
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		175,000	177,187
Hutchison Whampoa International 09/19 Ltd., 144A, 5.75%, 9/11/2019		1,140,000	1,261,134
Iron Mountain, Inc., 8.375%, 8/15/2021		80,000	89,700
K. Hovnanian Enterprises, Inc.:
8.875%, 4/1/2012		220,000	211,200
10.625%, 10/15/2016		300,000	305,250
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		530,000	553,850
7.625%, 12/1/2013		520,000	539,500
8.0%, 2/1/2018		595,000	649,294
Kansas City Southern Railway Co., 8.0%, 6/1/2015		395,000	426,600
Manitowoc Co., Inc., 8.5%, 11/1/2020		295,000	307,906
Masco Corp., 7.125%, 3/15/2020		855,000	897,462
Mobile Mini, Inc., 9.75%, 8/1/2014		255,000	267,750
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		560,000	581,000
Oshkosh Corp.:
8.25%, 3/1/2017		70,000	76,475
8.5%, 3/1/2020		140,000	155,050
Owens Corning, Inc., 9.0%, 6/15/2019		1,198,000	1,452,254
Ply Gem Industries, Inc., 13.125%, 7/15/2014		540,000	577,125
RailAmerica, Inc., 9.25%, 7/1/2017		184,000	203,780
Raytheon Co., 3.125%, 10/15/2020		925,000	907,507
RBS Global & Rexnord Corp.:
8.5%, 5/1/2018		675,000	708,750
11.75%, 8/1/2016		95,000	102,125
Rearden G Holdings EINS GmbH, 144A, 7.875%, 3/30/2020		130,000	140,888
Republic Services, Inc., 5.0%, 3/1/2020		855,000	930,419
Sitel LLC, 144A, 11.5%, 4/1/2018		520,000	419,900
Spirit AeroSystems, Inc., 7.5%, 10/1/2017		175,000	183,750
SPX Corp., 144A, 6.875%, 9/1/2017		125,000	136,250
Textron, Inc., 7.25%, 10/1/2019		855,000	1,017,636
Titan International, Inc., 144A, 7.875%, 10/1/2017		935,000	972,400
TransDigm, Inc., 7.75%, 7/15/2014		355,000	364,763
Triumph Group, Inc., 8.0%, 11/15/2017		60,000	61,950
Tutor Perini Corp., 144A, 7.625%, 11/1/2018		320,000	324,800
United Rentals North America, Inc.:
9.25%, 12/15/2019		510,000	566,100
10.875%, 6/15/2016		250,000	285,000
USG Corp., 144A, 9.75%, 8/1/2014		220,000	229,900
			23,732,879
Information Technology 2.5%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		310,000	258,850
Amkor Technology, Inc., 144A, 7.375%, 5/1/2018		235,000	244,400
Aspect Software, Inc., 144A, 10.625%, 5/15/2017		345,000	365,269
Equinix, Inc., 8.125%, 3/1/2018		695,000	736,700
Fidelity National Information Services, Inc.:
144A, 7.625%, 7/15/2017		100,000	108,250
144A, 7.875%, 7/15/2020		130,000	142,025
First Data Corp.:
144A, 8.875%, 8/15/2020		485,000	509,856
9.875%, 9/24/2015		210,000	177,450
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		1,505,000	1,610,350
Jabil Circuit, Inc., 7.75%, 7/15/2016		145,000	167,113
JDA Software Group, Inc., 144A, 8.0%, 12/15/2014		120,000	128,400
L-3 Communications Corp.:
5.875%, 1/15/2015		1,470,000	1,499,400
Series B, 6.375%, 10/15/2015		270,000	278,100
MasTec, Inc., 7.625%, 2/1/2017		270,000	269,325
NXP BV:
3.039%***, 10/15/2013		760,000	722,000
7.875%, 10/15/2014		525,000	544,687
144A, 9.75%, 8/1/2018		200,000	218,250
STATS ChipPAC Ltd., 144A, 7.5%, 8/12/2015		280,000	307,300
SunGard Data Systems, Inc.:
10.25%, 8/15/2015		1,065,000	1,122,244
10.625%, 5/15/2015		300,000	335,250
Unisys Corp., 144A, 12.75%, 10/15/2014		395,000	475,975
Vangent, Inc., 9.625%, 2/15/2015		155,000	141,244
Western Union Co., 6.2%, 6/21/2040		855,000	886,963
			11,249,401
Materials 7.0%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		111,000	83,805
ArcelorMittal, 6.125%, 6/1/2018		1,250,000	1,367,069
Ashland, Inc., 9.125%, 6/1/2017		275,000	316,938
Ball Corp.:
7.125%, 9/1/2016		135,000	147,150
7.375%, 9/1/2019		135,000	150,525
Berry Plastics Corp.:
8.25%, 11/15/2015		540,000	569,025
9.5%, 5/15/2018		355,000	347,900
Boise Paper Holdings LLC, 8.0%, 4/1/2020		160,000	172,800
BWAY Parent Co., Inc., 144A, 10.125%, 11/1/2015 (PIK)		230,000	230,000
Celanese US Holdings LLC, 144A, 6.625%, 10/15/2018		195,000	207,188
CF Industries, Inc., 6.875%, 5/1/2018		145,000	165,300
Chemtura Corp., 144A, 7.875%, 9/1/2018		140,000	151,200
Clearwater Paper Corp., 144A, 7.125%, 11/1/2018		385,000	402,325
Cliffs Natural Resources, Inc., 6.25%, 10/1/2040		1,710,000	1,664,709
Clondalkin Acquisition BV, 144A, 2.292%***, 12/15/2013		215,000	194,844
Compass Minerals International, Inc., 8.0%, 6/1/2019		235,000	252,625
Corporacion Nacional del Cobre de Chile, 144A, 3.75%, 11/4/2020 (b)		790,000	782,945
CPG International I, Inc., 10.5%, 7/1/2013		520,000	533,000
Crown Americas LLC, 7.625%, 5/15/2017		230,000	250,700
Crown European Holdings SA, 144A, 7.125%, 8/15/2018	EUR	125,000	181,804
Domtar Corp., 10.75%, 6/1/2017		230,000	288,363
Dow Chemical Co.:
8.55%, 5/15/2019 (c)		855,000	1,098,108
9.4%, 5/15/2039		855,000	1,211,449
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		1,320,000	1,362,900
Exopack Holding Corp., 11.25%, 2/1/2014		580,000	603,200
FMG Resources (August 2006) Pty Ltd., 144A, 7.0%, 11/1/2015		140,000	143,500
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)		468,054	425,929
10.0%, 3/31/2015		460,160	418,746
Georgia-Pacific LLC:
144A, 5.4%, 11/1/2020 (b)		855,000	863,550
144A, 7.0%, 1/15/2015		330,000	344,438
144A, 7.125%, 1/15/2017		180,000	193,500
144A, 8.25%, 5/1/2016		300,000	344,250
Graham Packaging Co., LP, 144A, 8.25%, 10/1/2018		140,000	144,900
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		70,000	74,025
9.5%, 6/15/2017		630,000	694,575
Greif, Inc., 7.75%, 8/1/2019		995,000	1,084,550
Hexcel Corp., 6.75%, 2/1/2015		1,180,000	1,200,650
Huntsman International LLC:
8.625%, 3/15/2020		590,000	645,312
144A, 8.625%, 3/15/2021		140,000	153,475
Ineos Finance PLC:
144A, 9.0%, 5/15/2015		300,000	318,000
144A, 9.25%, 5/15/2015	EUR	115,000	169,260
International Paper Co., 7.95%, 6/15/2018		855,000	1,045,428
Koppers, Inc., 7.875%, 12/1/2019		365,000	395,113
Lumena Resources Corp., 144A, 12.0%, 10/27/2014		925,000	870,656
Lyondell Chemical Co., 144A, 8.0%, 11/1/2017		830,000	908,850
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		110,000	100,650
Momentive Performance Materials, Inc.:
144A, 9.0%, 1/15/2021 (b)		385,000	399,437
144A, 9.5%, 1/15/2021 (b)	EUR	390,000	542,802
9.75%, 12/1/2014		385,000	405,212
NewMarket Corp., 7.125%, 12/15/2016		455,000	464,100
Novelis, Inc., 11.5%, 2/15/2015		295,000	342,200
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	130,000	183,214
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		418,000	455,620
Plastipak Holdings, Inc., 144A, 10.625%, 8/15/2019		85,000	94,350
Radnor Holdings Corp., 11.0%, 3/15/2010**		100,000	10
Silgan Holdings, Inc., 7.25%, 8/15/2016		440,000	469,150
Solo Cup Co., 10.5%, 11/1/2013		965,000	1,008,425
Teck Resources Ltd., 4.5%, 1/15/2021		1,840,000	1,920,417
Texas Industries, Inc., 144A, 9.25%, 8/15/2020		455,000	478,887
United States Steel Corp., 7.375%, 4/1/2020		445,000	464,469
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		805,000	849,275
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)**		350,361	187,005
			31,539,802
Telecommunication Services 6.2%
CC Holdings GS V, LLC, 144A, 7.75%, 5/1/2017		2,410,000	2,705,225
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		255,000	258,825
8.375%, 10/15/2020		1,030,000	1,030,000
8.75%, 3/15/2018		735,000	711,112
Clearwire Communications LLC, 144A, 12.0%, 12/1/2015		225,000	249,750
Cricket Communications, Inc.:
9.375%, 11/1/2014		1,150,000	1,204,625
10.0%, 7/15/2015 (c)		430,000	470,850
Crown Castle International Corp., 9.0%, 1/15/2015		565,000	631,387
Crown Castle Towers LLC, 144A, 4.883%, 8/15/2020		900,000	916,885
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		480,000	528,600
Digicel Ltd., 144A, 8.25%, 9/1/2017		1,010,000	1,061,762
ERC Ireland Preferred Equity Ltd., 144A, 7.899%***, 2/15/2017 (PIK)	EUR	262,343	46,775
Frontier Communications Corp.:
6.25%, 1/15/2013		164,000	173,840
7.875%, 4/15/2015		60,000	67,200
8.25%, 4/15/2017		375,000	427,500
8.5%, 4/15/2020		500,000	577,500
8.75%, 4/15/2022		65,000	75,563
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		112,247	35,498
Hughes Network Systems LLC, 9.5%, 4/15/2014		910,000	948,675
Intelsat Corp., 9.25%, 6/15/2016		1,915,000	2,049,050
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		695,000	710,637
11.25%, 6/15/2016		330,000	359,288
Intelsat Luxembourg SA, 11.5%, 2/4/2017 (PIK)		210,000	227,063
Intelsat Subsidiary Holding Co. SA:
8.875%, 1/15/2015		975,000	1,009,125
Series B, 144A, 8.875%, 1/15/2015		395,000	406,850
iPCS, Inc., 2.591%***, 5/1/2013		110,000	106,150
MetroPCS Wireless, Inc.:
7.875%, 9/1/2018		140,000	150,150
9.25%, 11/1/2014		225,000	235,688
Millicom International Cellular SA, 10.0%, 12/1/2013		1,010,000	1,026,837
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		335,000	337,513
Pacnet Ltd., 144A, 9.25%, 11/9/2015		230,000	230,000
Qwest Communications International, Inc.:
144A, 7.125%, 4/1/2018		295,000	313,438
8.0%, 10/1/2015		655,000	712,312
Qwest Corp., 7.5%, 10/1/2014		1,654,000	1,889,695
SBA Telecommunications, Inc.:
8.0%, 8/15/2016		190,000	209,475
8.25%, 8/15/2019		115,000	129,375
Sprint Nextel Corp., 8.375%, 8/15/2017		640,000	705,600
Telefonica Emisiones SAU, 6.421%, 6/20/2016		855,000	1,017,558
Telesat Canada, 11.0%, 11/1/2015		820,000	920,450
Verizon Communications, Inc., 8.95%, 3/1/2039		690,000	997,211
West Corp.:
144A, 8.625%, 10/1/2018		75,000	77,813
9.5%, 10/15/2014		375,000	392,812
Windstream Corp.:
7.0%, 3/15/2019		255,000	257,869
7.875%, 11/1/2017		815,000	890,387
144A, 8.125%, 9/1/2018		435,000	468,712
8.625%, 8/1/2016		40,000	42,500
			27,995,130
Utilities 3.4%
AES Corp., 8.0%, 6/1/2020		930,000	1,043,925
Calpine Corp.:
144A, 7.5%, 2/15/2021		485,000	496,519
144A, 7.875%, 7/31/2020		555,000	581,362
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		205,000	223,450
Korea Gas Corp., 144A, 4.25%, 11/2/2020 (b)		1,130,000	1,124,190
Mirant Americas Generation LLC, 8.3%, 5/1/2011		980,000	1,004,500
Mirant North America LLC, 7.375%, 12/31/2013		150,000	153,938
NRG Energy, Inc.:
7.25%, 2/1/2014		2,205,000	2,257,369
7.375%, 1/15/2017		1,795,000	1,871,287
7.375%, 2/1/2016		2,120,000	2,207,450
144A, 8.25%, 9/1/2020		485,000	514,100
NV Energy, Inc.:
6.75%, 8/15/2017		415,000	431,993
8.625%, 3/15/2014		100,000	103,000
Oncor Electric Delivery Co., 144A, 5.25%, 9/30/2040		750,000	729,350
RRI Energy, Inc., 7.875%, 6/15/2017		145,000	134,125
San Diego Gas & Electric Co., 6.0%, 6/1/2026		1,020,000	1,239,606
Suburban Propane Partners LP, 7.375%, 3/15/2020		90,000	95,737
The Toledo Edison Co., 7.25%, 5/1/2020		1,040,000	1,289,578
			15,501,479
Total Corporate Bonds (Cost $269,166,125)			284,190,534

Mortgage-Backed Securities Pass-Throughs 1.9%
Government National Mortgage Association, 4.5%, 6/1/2039 (b) (Cost $8,456,250)		8,000,000	8,463,750

Commercial Mortgage-Backed Securities 2.4%
Credit Suisse Mortgage Capital Certificates, "A2", Series 2007-C1, 5.268%, 2/15/2040		3,719,000	3,801,540
Greenwich Capital Commercial Funding Corp., "A2", Series 2007-GG9, 5.381%, 3/10/2039		966,072	994,665
JPMorgan Chase Commercial Mortgage Securities Corp.:
"F", Series 2004-LN2, 144A, 5.452%***, 7/15/2041		2,000,000	1,311,322
"A4", Series 2006-LDP7, 5.872%***, 4/15/2045		860,000	954,178
LB-UBS Commercial Mortgage Trust, "A3", Series 2006-C7, 5.347%, 11/15/2038		2,560,000	2,743,929
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.269%***, 12/15/2044		860,000	946,967
Total Commercial Mortgage-Backed Securities (Cost $10,562,870)			10,752,601

Collateralized Mortgage Obligations 3.6%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 3.516%***, 2/25/2034		919,779	835,394
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.479%***, 12/25/2035		2,704,371	2,595,377
Citicorp Mortgage Securities, Inc., "1A7", Series 2006-4, 6.0%, 8/25/2036		624,511	624,539
Federal Home Loan Mortgage Corp., "A", Series 172, Interest Only, 6.5%, 1/1/2024		1,616,345	275,559
Federal National Mortgage Association, "BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		2,498,888	316,117
Government National Mortgage Association, "XA", Series 2009-118, 5.0%, 12/20/2039		1,468,016	1,489,914
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 5.741%***, 4/25/2036		4,371,962	3,912,390
Merrill Lynch Mortgage Investors Trust:
"2A", Series 2003-A6, 3.18%***, 10/25/2033		1,389,343	1,381,117
"2A1A", Series 2005-A9, 3.428%***, 12/25/2035		602,649	601,932
MLCC Mortgage Investors, Inc., "1A", Series 2005-2, 2.009%***, 10/25/2035		2,129,176	1,935,443
Vericrest Opportunity Loan Transferee, "M", Series 2010-NPL1, 144A, 6.0%, 5/25/2039		846,906	829,703
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2005-AR12, 2.723%***, 10/25/2035		802,489	763,515
Wells Fargo Mortgage Backed Securities Trust, "A3", Series 2005-4, 5.0%, 4/25/2035		630,750	628,318
Total Collateralized Mortgage Obligations (Cost $15,404,262)			16,189,318

Government & Agency Obligations 19.2%
Other Government Related(d) 6.3%
Citibank NA, FDIC Guaranteed, 0.448%***, 5/7/2012		3,250,000	3,253,003
International Bank for Reconstruction & Development, 5.25%, 4/9/2025		1,710,000	1,708,290
JPMorgan Chase & Co., Series 3, FDIC Guaranteed, 0.539%***, 12/26/2012		1,158,000	1,165,432
Kreditanstalt fuer Wiederaufbau, 1.35%, 1/20/2014	JPY	1,599,000,000	20,518,447
Pemex Project Funding Master Trust, 5.75%, 3/1/2018		1,570,000	1,762,628
			28,407,800
Sovereign Bonds 8.1%
Federative Republic of Brazil:
8.875%, 10/14/2019		950,000	1,349,000
12.5%, 1/5/2016	BRL	1,155,000	759,599
Government of Canada, 4.5%, 6/1/2015	CAD	2,700,000	2,952,236
Republic of Argentina, 5.83%, 12/31/2033	ARS	450	164
Republic of El Salvador, 144A, 7.65%, 6/15/2035		745,000	846,506
Republic of Ghana, 144A, 8.5%, 10/4/2017		125,000	142,812
Republic of Greece, 3.6%, 7/20/2016	EUR	4,150,000	3,960,410
Republic of Ireland, 4.0%, 1/15/2014	EUR	1,700,000	2,259,706
Republic of Lithuania:
144A, 5.125%, 9/14/2017		1,045,000	1,072,588
144A, 7.375%, 2/11/2020		980,000	1,146,624
Republic of Panama, 9.375%, 1/16/2023		2,075,000	2,884,250
Republic of Peru, 7.35%, 7/21/2025		1,590,000	2,110,725
Republic of Poland, 6.375%, 7/15/2019		1,740,000	2,102,720
Republic of South Africa, 6.875%, 5/27/2019		1,215,000	1,502,044
Republic of Sri Lanka, 144A, 7.4%, 1/22/2015		390,000	433,387
Republic of Uruguay:
7.625%, 3/21/2036		605,000	801,625
9.25%, 5/17/2017		735,000	992,250
Republic of Venezuela, 9.25%, 9/15/2027		770,000	562,100
Russian Federation:
144A, 5.0%, 4/29/2020		805,000	838,005
REG S, 7.5%, 3/31/2030		2,232,694	2,679,009
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016		385,000	436,494
United Kingdom Treasury Bond, 3.75%, 9/7/2019	GBP	4,000,000	6,775,958
			36,608,212
US Government Sponsored Agencies 0.9%
Federal Home Loan Bank, 1.75%, 8/22/2012 (e)		2,500,000	2,561,302
Federal National Mortgage Association, 1.75%, 3/23/2011		1,640,000	1,650,603
			4,211,905
US Treasury Obligations 3.9%
US Treasury Bill, 0.185%****, 3/17/2011 (f)		129,000	128,934
US Treasury Bond, 4.375%, 5/15/2040		4,480,000	4,771,917
US Treasury Notes:
0.875%, 2/29/2012 (e)		5,000,000	5,040,050
2.625%, 8/15/2020 (c)		7,499,000	7,506,034
			17,446,935
Total Government & Agency Obligations (Cost $80,117,669)			86,674,852

Loan Participations and Assignments 4.2%
Senior Loans*** 3.8%
Big West Oil LLC, Term Loan, 12.0%, 7/23/2015		180,833	184,676
Buffets, Inc.:
First Lien Letter of Credit, 7.539%, 4/22/2015		43,525	33,814
Term Loan B, 12.0%, 4/21/2015		400,089	374,417
Burger King Corp., Term Loan B, 6.25%, 10/19/2016		530,000	535,244
Charter Communications Operating LLC:
Replacement Term Loan, 2.26%, 3/6/2014		110,355	108,477
Term Loan, 3.54%, 9/6/2016		1,195,218	1,175,509
New Term Loan, 7.25%, 3/6/2014		820,019	852,000
Clarke American Corp., Term Loan B, 2.789%, 6/30/2014		130,399	117,881
Ford Motor Co., Term Loan B1, 3.05%, 12/16/2013		1,293,961	1,281,462
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.255%, 3/26/2014		967,109	821,134
Letter of Credit, 2.289%, 3/26/2014		57,818	49,091
IASIS Healthcare LLC, Term Loan, 5.538%, 6/13/2014 (PIK)		564,824	549,150
Kabel Deutschland GmbH, Term Loan, 7.983%, 11/19/2014 (PIK)	EUR	1,665,016	2,350,194
Momentive Specialty Chemicals, Inc.:
Term Loan C1, 2.563%, 5/6/2013		655,226	639,992
Term Loan C2, 2.563%, 5/6/2013		323,224	315,709
Nuveen Investments, Inc., First Lien Term Loan, 3.289%, 11/13/2014		916,337	860,335
OSI Restaurant Partners LLC:
Term Loan, 2.625%, 6/14/2013		59,203	55,882
Term Loan B, 2.625%, 6/14/2014		651,334	614,801
Pinafore LLC, Term Loan B, 6.75%, 9/29/2016		3,225,000	3,264,925
Sabre, Inc., Term Loan B, 2.255%, 9/30/2014		178,147	169,787
Sbarro, Inc., Term Loan, 4.771%, 1/31/2014		198,000	187,110
Texas Competitive Electric Holdings Co., LLC:
Term Loan B3, 3.756%, 10/10/2014		1,775,100	1,383,939
Term Loan B2, 4.066%, 10/10/2014		96,069	75,024
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014**		365,375	243,088
US Foodservice, Inc., Term Loan B, 2.76%, 7/3/2014		491,192	445,757
VML US Finance LLC:
Delayed Draw Term Loan B, 4.78%, 5/25/2012		97,116	97,386
Term Loan B, 4.78%, 5/27/2013		168,132	168,600
			16,955,384
Sovereign Loans 0.4%
BOM Capital PLC, 144A, 6.699%, 3/11/2015		1,050,000	1,060,500
VTB Bank, 144A, 6.875%, 5/29/2018		855,000	904,163
			1,964,663
Total Loan Participations and Assignments (Cost $18,816,047)			18,920,047

Preferred Securities 0.9%
Financials 0.8%
Capital One Capital VI, 8.875%, 5/15/2040		1,670,000	1,761,850
JPMorgan Chase Capital XXIII, 1.376%***, 5/15/2047		1,000,000	761,644
USB Capital XIII Trust, 6.625%, 12/15/2039		855,000	869,937
			3,393,431
Materials 0.1%
Hercules, Inc., 6.5%, 6/30/2029		530,000	437,250
Total Preferred Securities (Cost $3,556,555)			3,830,681

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $14,000)	14	14,000

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	8,766	37,256
Dex One Corp.*	2,278	15,969
SuperMedia, Inc.*	426	2,803
Trump Entertainment Resorts, Inc.*	23	419
Vertis Holdings, Inc.*	3,350	0
		56,447
Industrials 0.0%
Quad Graphics, Inc.*	278	12,429
Materials 0.0%
GEO Specialty Chemicals, Inc.*	10,608	9,017
GEO Specialty Chemicals, Inc. 144A*	966	821
		9,838
Total Common Stocks (Cost $1,367,765)		78,714

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	574	17
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	315	0
Total Warrants (Cost $70,220)		17

Open-End Investment Company 2.3%
DWS Floating Rate Plus Fund "Institutional" (g) (Cost $9,239,065)	1,114,287	10,374,012

	Contract Amount	Value ($)

Call Options Purchased 0.0%
Call Options
Floating Rate— LIBOR, Effective Date 5/16/2011, Expiration Date 5/12/2016, Cap Rate 3.0% (Cost $334,540)	86,000,000	658

	Shares	Value ($)

Securities Lending Collateral 1.9%
Daily Assets Fund Institutional, 0.26% (h) (i) (Cost $8,443,981)	8,443,981	8,443,981

Cash Equivalents 4.3%
Central Cash Management Fund, 0.20% (h) (Cost $19,450,250)	19,450,250	19,450,250

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $444,999,599)+	103.7	467,383,415
Other Assets and Liabilities, Net (c)	(3.7)	(16,614,272)
Net Assets	100.0	450,769,143

* Non-income producing security.

** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Buffalo Thunder Development Authority	9.375%	12/15/2014	115,000	USD	115,147	29,900
CanWest MediaWorks LP	9.25%	8/1/2015	190,000	USD	190,000	32,300
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	270,000	USD	272,475	775
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	112,247	USD	106,814	35,498
Radnor Holdings Corp.	11.0%	3/15/2010	100,000	USD	88,363	10
Tribune Co.	LIBOR plus 3.0%	6/4/2014	365,375	USD	365,147	243,088
Tropicana Entertainment LLC	9.625%	12/15/2014	660,000	USD	520,338	1,452
Wolverine Tube, Inc.	15.0%	3/31/2012	350,361	USD	350,595	187,005
Young Broadcasting, Inc.	8.75%	1/15/2014	1,165,000	USD	1,079,224	12
					3,088,103	530,040

*** These securities are shown at their current rate as of October 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $445,940,992. At October 31, 2010, net unrealized appreciation for all securities based on tax cost was $21,442,423. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,699,355 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,256,932.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) When-issued or delayed delivery security included.

(c) All or a portion of these securities were on loan amounting to $7,443,747. In addition, included in other assets and liabilities, net is a pending sale, amounting to $803,680, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2010 amounted to $8,247,427, which is 1.8% of net assets.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At October 31, 2010, this security has been pledged, in whole or in part, as collateral for open swaps contracts.

(f) At October 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At October 31, 2010, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	USD	12/21/2010	186	23,488,313	73,875
2 Year US Treasury Note	USD	12/31/2010	66	14,518,969	62,407
AEX Index	EUR	11/19/2010	1	93,626	(1,072)
CAC 40 Index	EUR	11/19/2010	62	3,291,593	14,885
DAX Index	EUR	12/17/2010	4	921,302	48,156
Federal Republic of Germany Euro-Schatz	EUR	12/8/2010	534	80,881,051	(440,540)
FTSE 100 Index	GBP	12/17/2010	4	362,836	7,627
IBEX 35 Index	EUR	11/19/2010	3	447,394	856
NASDAQ E-Mini 100 Index	USD	12/17/2010	9	381,960	36,945
S&P TSE 60 Index	CAD	12/16/2010	2	285,048	5,334
TOPIX Index	JPY	12/10/2010	3	300,485	(7,158)
United Kingdom Long Gilt Bond	GBP	12/29/2010	32	6,325,313	(51,660)
Total net unrealized depreciation					(250,345)

At October 31, 2010, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	12/15/2010	24	2,490,497	28,372
10 Year Canadian Government Bond	CAD	12/20/2010	78	9,667,595	(56,898)
10 Year Japanese Government Bond	JPY	12/9/2010	1	1,779,545	2,734
ASX SPI 200 Index	AUD	12/16/2010	8	910,394	2,742
DJ Euro Stoxx 50 Index	EUR	12/17/2010	78	3,082,030	(47,767)
Federal Republic of Germany Euro-Bund	EUR	12/8/2010	211	37,950,950	334,784
FTSE MIB Index	EUR	12/17/2010	7	1,041,581	(36,145)
Russell 2000 E-Mini Index	USD	12/17/2010	6	421,320	(32,430)
S&P 500 E-Mini Index	USD	12/17/2010	22	1,297,670	(69,850)
United Kingdom Long Gilt Bond	GBP	12/29/2010	71	14,034,287	122,280
Total net unrealized appreciation					247,822

At October 31, 2010, open written interest rate options contract was as follows:
Effective/ Expiration Date	Cash Flows Paid	Contract Amount	Strike Rate (%)	Value ($)	Premiums Received ($)	Unrealized Depreciation ($)
Call Option
5/16/2011 5/16/2012	30-year USD Swap Rate — 10-year USD Swap Rate	171,000,000	0.6	(439,814)	181,260	(258,554)

At October 31, 2010, open credit default swap contracts purchased were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Fixed Cash Flows Paid	Underlying Debt Obligation	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
3/22/2010 6/20/2015	13,000,000	1	1.0%	Markit CDX.NA.IG	(83,387)	46,410	(129,797)

At October 31, 2010, open credit default swap contracts sold were as follows:
Effective/ Expiration Dates	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
9/21/2009 12/20/2014	1,710,000	2	1.0%	Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013, AA	(7,189)	(43,280)	36,091
6/21/2010 9/20/2013	400,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	35,719	4,903	30,816
6/21/2010 9/20/2015	560,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	44,610	(9,983)	54,593
3/22/2010 6/20/2015	1,710,000	4	1.0%	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BB	(10,036)	(9,701)	(335)
Total net unrealized appreciation							121,165

(j) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At October 31, 2010, open interest rate swaps were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
10/27/2010 10/27/2020	6,500,000	4	Fixed — 4.12%	Floating — LIBOR	(843,142)	2,275	(845,417)
11/24/2010 11/24/2020	9,700,000	5	Fixed — 3.96%	Floating — LIBOR	(1,085,022)	4,409	(1,089,431)
11/1/2010 11/1/2025	1,380,000	5	Floating — LIBOR	Floating — 4.293%++	(75,904)	—	(75,904)
10/28/2010 10/28/2025	810,000	4	Floating — LIBOR	Floating — 4.138%++	(29,742)	—	(29,742)
11/15/2009 11/15/2024	3,000,000	5	Floating — LIBOR	Fixed — 8.7%++	92,683	—	92,683
Total net unrealized depreciation							(1,947,811)

++ These interest rate swaps are shown at their current rate as of October 31, 2010.

LIBOR: London InterBank Offered Rate

At October 31, 2010, open total return swaps were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/9/2010 6/1/2012	15,500,000	1	0.45%	Citi Global Interest Rate Strategy Index	260,028	10,333	249,695

Counterparties: 1 Citigroup, Inc. 2 JPMorgan Chase Securities, Inc. 3 Bank of America 4 Morgan Stanley 5 Barclays Bank PLC

As of October 31, 2010, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	4,852,287	CAD	5,000,000	11/15/2010	53,875	Credit Suisse
CAD	6,975,000	USD	6,880,551	11/15/2010	36,455	Morgan Stanley
USD	312,117	NZD	415,000	11/22/2010	3,790	Bank of New York Mellon Corp.
EUR	2,840,000	USD	3,950,213	11/22/2010	5,244	UBS AG
CHF	4,342,000	USD	4,534,963	11/22/2010	126,572	UBS AG
USD	926,333	EUR	668,350	11/24/2010	3,614	Citigroup, Inc.
EUR	5,201,500	USD	7,269,448	11/24/2010	32,040	Citigroup, Inc.
Total unrealized appreciation					261,590

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	34,850,000	USD	47,019,880	11/17/2010	(1,392,180)	Morgan Stanley
USD	37,029,743	EUR	26,600,000	11/17/2010	(78,214)	Morgan Stanley
USD	4,738,669	SEK	31,669,000	11/22/2010	(19,679)	UBS AG
USD	3,181,504	NOK	18,625,000	11/22/2010	(16,714)	UBS AG
USD	6,471,122	AUD	6,570,000	11/22/2010	(49,799)	UBS AG
USD	3,157,874	CAD	3,218,000	11/22/2010	(774)	UBS AG
GBP	3,014,000	USD	4,793,466	11/22/2010	(34,579)	Bank of New York Mellon Corp.
JPY	313,021,000	USD	3,853,562	11/22/2010	(36,215)	Bank of New York Mellon Corp.
JPY	1,600,000,000	USD	18,676,818	12/21/2010	(1,211,720)	Morgan Stanley
GBP	6,650,000	USD	10,419,741	12/21/2010	(230,198)	UBS AG
Total unrealized depreciation					(3,070,072)

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts, credit default swap contracts, total return swap contracts, options contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income (l)
Corporate Bonds	$—	$281,015,672	$3,174,862	$284,190,534
Mortgage-Backed Securities Pass-Throughs	—	8,463,750	—	8,463,750
Commercial Mortgage-Backed Securities	—	10,752,601	—	10,752,601
Collateralized Mortgage Obligations	—	16,189,318	—	16,189,318
Government & Agency Obligations	—	84,837,628	1,708,290	86,545,918
Loan Participations and Assignments	—	18,920,047	—	18,920,047
Preferred Securities	—	3,830,681	—	3,830,681
Other Investments	—	—	14,000	14,000
Common Stocks (l)	68,457	—	10,257	78,714
Warrants (l)	—	—	17	17
Open-End Investment Company	10,374,012	—	—	10,374,012
Short-Term Investments (l)	27,894,231	128,934	—	28,023,165
Derivatives (m)	—	725,468	658	726,126
Total	$38,336,700	$424,864,099	$4,908,084	$468,108,883
Liabilities
Derivatives (m)	$(2,523)	$(5,240,698)	$(439,814)	$(5,683,035)
Total	$(2,523)	$(5,240,698)	$(439,814)	$(5,683,035)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended October 31, 2010.

(l) See Investment Portfolio for additional detailed categorizations.

(m) Derivatives include value of open options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts, forward foreign currency exchange contracts and written options, at value.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds		Asset- Backed	Government & Agency Obligations	Loan Participations and Assignments	Other Investments
Balance as of October 31, 2009	$5,599,096		$2,349,728	$797,848	$1,010,846	$—
Realized gain (loss)	—		186,320	(32,000)	(72,000)	—
Change in unrealized appreciation (depreciation)	864,300		(2,454)	81,017	155,445	0
Amortization premium/discount	61,984		—	1,425	12,557	—
Net purchases (sales)	(3,297,857)		(2,533,594)	860,000	(1,106,848)	14,000
Transfers into Level 3	49,775	(n)	—	—	—	—
Transfers (out) of Level 3	(102,436	)(o)	—	—	—	—
Balance as of October 31, 2010	$3,174,862		$—	$1,708,290	$—	$14,000
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2010	$(183,450)		$—	$(1,710)	$—	$0

	Common Stocks	Convertible Preferred Stocks	Warrants	Call Options Purchased	Total
Balance as of October 31, 2009	$9,838	$0	$8,324	$—	$9,775,680
Realized gain (loss)	—	(13,911)	—	—	68,409
Change in unrealized appreciation (depreciation)	(47)	13,911	(8,307)	(333,882)	769,983
Amortization premium/discount	—	—	—	—	75,966
Net purchases (sales)	466	0	—	334,540	(5,729,293)
Transfers into Level 3	—	—	—	—	49,775
Transfers (out) of Level 3	—	—	—	—	(102,436)
Balance as of October 31, 2010	$10,257	$—	$17	$658	$4,908,084
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2010	$(47)	$—	$17	$(333,882)	$(519,072)

Written Options
Balance as of October 31, 2009	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(258,554)
Amortization premium/discount	—
Net purchases (sales)	(181,260)
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of October 31, 2010	$(439,814)
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2010	$(258,554)

Transfers between price levels are recognized at the beginning of the reporting period.

(n) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(o) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2010
Assets
Investments: Investments in securities, at value (cost $407,866,303) — including $7,443,747 of securities loaned	$429,115,172
Investment in DWS Floating Rate Plus Fund (cost $9,239,065)	10,374,012
Investment in Daily Assets Fund Institutional (cost $8,443,981)*	8,443,981
Investment in Central Cash Management Fund (cost $19,450,250)	19,450,250
Total investments, at value (cost $444,999,599)	467,383,415
Foreign currency, at value (cost $191,751)	197,407
Deposits with brokers for open futures contracts	3,696,185
Receivable for investments sold	5,103,447
Receivable for investments sold — when issued securities	8,491,687
Receivable for Fund shares sold	1,211,566
Interest receivable	6,345,437
Unrealized appreciation on open forward foreign currency exchange contracts	261,590
Unrealized appreciation on open swap contracts	463,878
Upfront payments paid on swaps	68,330
Foreign taxes recoverable	33,758
Other assets	25,919
Total assets	493,282,619
Liabilities
Cash overdraft	785,179
Payable upon return of securities loaned	8,443,981
Payable for investments purchased	2,496,760
Payable for investments purchased — when issued securities	23,513,793
Payable for Fund shares redeemed	665,049
Payable for daily variation margin on open futures contracts	2,523
Net payable for closed swap contracts	83,874
Options written, at value (premiums received $181,260)	439,814
Unrealized depreciation on open swap contracts	2,170,626
Unrealized depreciation on open forward foreign currency exchange contracts	3,070,072
Upfront payments received on swaps	62,964
Accrued management fee	168,655
Other accrued expenses and payables	610,186
Total liabilities	42,513,476
Net assets, at value	$450,769,143

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of October 31, 2010 (continued)
Net Assets Consist of
Undistributed net investment income	$2,358,278
Net unrealized appreciation (depreciation) on: Investments	22,383,816
Swap contracts	(1,706,748)
Futures	(2,523)
Written options	(258,554)
Foreign currency	(2,787,215)
Accumulated net realized gain (loss)	(20,839,152)
Paid-in capital	451,621,241
Net assets, at value	$450,769,143
Net Asset Value
Class A Net Asset Value and redemption price per share ($367,789,707 ÷ 75,801,312 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$4.85
Maximum offering price per share (100 ÷ 97.25 of $4.85)	$4.99
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,890,807 ÷ 1,419,168 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$4.86
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($43,118,076 ÷ 8,825,692 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$4.89
Class S Net Asset Value, offering and redemption price per share ($32,970,553 ÷ 6,788,306 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$4.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2010
Investment Income
Income: Dividends — DWS Floating Rate Plus Fund	$579,986
Interest (net of foreign taxes withheld of $191,265)	26,709,122
Income distributions — Central Cash Management Fund	40,967
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	17,739
Total income	27,347,814
Expenses: Management fee	1,970,795
Administration fee	421,288
Services to shareholders	687,214
Custodian fee	83,775
Distribution and service fees	1,291,508
Professional fees	75,924
Trustees' fees and expenses	16,177
Reports to shareholders	91,991
Registration fees	84,411
Other	82,060
Total expenses before expense reductions	4,805,143
Expense reductions	(54,415)
Total expenses after expense reductions	4,750,728
Net investment income	22,597,086
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	15,788,696
Swap contracts	(189,761)
Futures	(12,387)
Foreign currency	3,082,397
18,668,945
Change in net unrealized appreciation (depreciation) on: Investments	13,769,403
Swap contracts	(1,249,963)
Futures	(475,384)
Written options	(258,554)
Foreign currency	(3,667,463)
8,118,039
Net gain (loss)	26,786,984
Net increase (decrease) in net assets resulting from operations	$49,384,070

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$22,597,086	$18,511,215
Net realized gain (loss)	18,668,945	(4,444,020)
Change in net unrealized appreciation (depreciation)	8,118,039	69,637,358
Net increase (decrease) in net assets resulting from operations	49,384,070	83,704,553
Distributions to shareholders from: Net investment income: Class A	(19,538,532)	(16,380,126)
Class B	(368,033)	(434,831)
Class C	(1,895,918)	(1,363,094)
Class S	(1,215,128)	(420,182)
Net realized gains: Class A	(1,063,300)	—
Class B	(27,164)	—
Class C	(115,796)	—
Class S	(45,507)	—
Total distributions	(24,269,378)	(18,598,233)
Fund share transactions: Proceeds from shares sold	94,261,260	86,014,213
Reinvestment of distributions	19,891,219	14,537,789
Cost of shares redeemed	(87,362,571)	(84,660,615)
Redemption fees	—	4,207
Net increase (decrease) in net assets from Fund share transactions	26,789,908	15,895,594
Increase from regulatory settlements (see Note I)	25,383	—
Increase (decrease) in net assets	51,929,983	81,001,914
Net assets at beginning of period	398,839,160	317,837,246
Net assets at end of period (including undistributed net investment income of $2,358,278 and $134,063, respectively)	$450,769,143	$398,839,160

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended October 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$4.57	$3.80	$4.70	$4.68	$4.69
Income (loss) from investment operations: Net investment incomea	.26	.22	.22	.25	.24
Net realized and unrealized gain (loss)	.29	.78	(.85)	.07	.13
Total from investment operations	.55	1.00	(.63)	.32	.37
Less distributions from: Net investment income	(.26)	(.23)	(.20)	(.28)	(.38)
Net realized gains	(.01)	—	—	(.02)	—
Return of capital	—	—	(.07)	—	—
Total distributions	(.27)	(.23)	(.27)	(.30)	(.38)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$4.85	$4.57	$3.80	$4.70	$4.68
Total Return (%)b,c	12.50	27.28	(14.22)	7.01	8.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	368	340	280	345	314
Ratio of expenses before expense reductions (%)	1.06	1.08	1.12	1.08	1.14
Ratio of expenses after expense reductions (%)	1.05	1.07	1.11	1.07	1.13
Ratio of net investment income (%)	5.44	5.42	4.76	5.30	5.24
Portfolio turnover rate (%)	182	252	185	137	175
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$4.58	$3.80	$4.71	$4.68	$4.69
Income (loss) from investment operations: Net investment incomea	.22	.19	.18	.21	.20
Net realized and unrealized gain (loss)	.29	.78	(.86)	.08	.13
Total from investment operations	.51	.97	(.68)	.29	.33
Less distributions from: Net investment income	(.22)	(.19)	(.16)	(.24)	(.34)
Net realized gains	(.01)	—	—	(.02)	—
Return of capital	—	—	(.07)	—	—
Total distributions	(.23)	(.19)	(.23)	(.26)	(.34)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$4.86	$4.58	$3.80	$4.71	$4.68
Total Return (%)b,c	11.60	26.29	(15.09)	6.37	7.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	9	10	17	22
Ratio of expenses before expense reductions (%)	1.90	1.94	1.96	1.86	2.16
Ratio of expenses after expense reductions (%)	1.88	1.83	1.88	1.85	1.94
Ratio of net investment income (%)	4.61	4.66	3.99	4.52	4.43
Portfolio turnover rate (%)	182	252	185	137	175
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$4.60	$3.82	$4.73	$4.71	$4.72
Income (loss) from investment operations: Net investment incomea	.22	.19	.18	.21	.20
Net realized and unrealized gain (loss)	.31	.79	(.86)	.07	.13
Total from investment operations	.53	.98	(.68)	.28	.33
Less distributions from: Net investment income	(.23)	(.20)	(.16)	(.24)	(.34)
Net realized gains	(.01)	—	—	(.02)	—
Return of capital	—	—	(.07)	—	—
Total distributions	(.24)	(.20)	(.23)	(.26)	(.34)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$4.89	$4.60	$3.82	$4.73	$4.71
Total Return (%)b,c	11.61	26.48	(14.98)	6.16	7.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	37	24	28	22
Ratio of expenses before expense reductions (%)	1.82	1.84	1.89	1.84	1.94
Ratio of expenses after expense reductions (%)	1.80	1.82	1.87	1.84	1.93
Ratio of net investment income (%)	4.69	4.66	4.00	4.53	4.44
Portfolio turnover rate (%)	182	252	185	137	175
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended October 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$4.58	$3.80	$4.70	$4.68	$4.69
Income (loss) from investment operations: Net investment incomea	.26	.23	.22	.26	.25
Net realized and unrealized gain (loss)	.30	.78	(.85)	.07	.13
Total from investment operations	.56	1.01	(.63)	.33	.38
Less distributions from: Net investment income	(.27)	(.23)	(.20)	(.29)	(.39)
Net realized gains	(.01)	—	—	(.02)	—
Return of capital	—	—	(.07)	—	—
Total distributions	(.28)	(.23)	(.27)	(.31)	(.39)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$4.86	$4.58	$3.80	$4.70	$4.68
Total Return (%)b	12.77	27.56	(14.06)	7.25	8.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	13	4	3	2
Ratio of expenses before expense reductions (%)	.90	.92	1.03	.92	.96
Ratio of expenses after expense reductions (%)	.89	.81	.89	.90	.95
Ratio of net investment income (%)	5.60	5.68	4.97	5.47	5.42
Portfolio turnover rate (%)	182	252	185	137	175
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased interest rate options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 3.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $19,748,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2011 ($2,468,000), October 31, 2012 ($1,247,000), October 31, 2014 ($4,983,000), October 31, 2016 ($5,169,000) and October 31, 2017 ($5,881,000), the respective expiration dates, whichever occurs first.

During the year ended October 31,2010, the Fund utilized approximately $15,237,000, and lost through expiration $23,667,000, of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures and swap contracts, forward currency contracts, recognition of certain foreign currency gain (loss) as ordinary income and regulatory settlements. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:
Capital loss carryforwards	$(19,748,000)
Net unrealized appreciation (depreciation) on investments	$21,442,423

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2010	2009
Distributions from ordinary income*	$24,269,378	$18,598,233

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended October 31, 2010, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $17,750,000 to $27,450,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended October 31, 2010, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the investment in credit default swap contracts had a total notional amount generally indicative of a range from approximately $10,060,000 to $65,170,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended October 31, 2010, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the investment in total return swap contracts had a total notional amount generally indicative of a range from approximately $15,300,000 to $15,500,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if the option is exercised. Interest rate options are comprised of multiple European style options that have periodic exercise dates within the terms of the contract. For the year ended October 31, 2010, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of October 31, 2010 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the investment in written option contracts with a total value generally indicative of a range from $0 to approximately $440,000 and purchased option contracts had a total value generally indicative of a range from $0 to approximately $335,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2010, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund enters into futures contracts on global equities and bonds, including indices, as part of its global tactical asset allocation overlay strategy. For the year ended October 31, 2010, as part of this strategy, the Fund used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity and bond markets. Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the investment in futures contracts had a total notional value generally indicative of a range from approximately $203,974,000 to $360,667,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2010, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended October 31, 2010, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the investment in forward currency contracts had a total contract value generally indicative of a range from approximately $111,553,000 to $168,068,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$658	$—	$342,378	$343,036
Credit Contracts (a)	—	—	121,500	121,500
Foreign Exchange Contracts (b)	—	261,590	—	261,590
	$658	$261,590	$463,878	$726,126

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on open swap contracts.

(b) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$(77,877)	$(77,877)
Interest Rate Contracts (a)	(439,814)	—	(2,040,494)	75,354	(2,404,954)
Credit Contracts (a)	—	—	(130,132)	—	(130,132)
Foreign Exchange Contracts (b)	—	(3,070,072)	—	—	(3,070,072)
	$(439,814)	$(3,070,072)	$(2,170,626)	$(2,523)	$(5,683,035)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value, net unrealized appreciation (depreciation) on open futures contracts and unrealized depreciation on open swap contracts. Liability of Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

(b) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)
	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$(2,227,898)	$(2,227,898)
Interest Rate Contracts (a)	173,363	—	469,833	2,215,511	2,858,707
Credit Contracts (a)	—	—	(659,594)	—	(659,594)
Foreign Exchange Contracts (b)	—	3,907,364	—	—	3,907,364
	$173,363	$3,907,364	$(189,761)	$(12,387)	$3,878,579

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$—	$144,582	$144,582
Interest Rate Contracts (a)	(347,859)	(258,554)	—	(1,297,212)	(619,966)	(2,523,591)
Credit Contracts (a)	—	—	—	47,249	—	47,249
Foreign Exchange Contracts (b)	—	—	(3,611,935)	—	—	(3,611,935)
	$(347,859)	$(258,554)	$(3,611,935)	$(1,249,963)	$(475,384)	$(5,943,695)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $551,440,170 and $540,947,566, respectively. Purchases and sales of US Treasury securities aggregated $212,217,237 and $200,908,379, respectively.

For the year ended October 31, 2010, transactions for written options on interest rates were as follows:
	Contract Amount	Premium
Outstanding, beginning of period	$—	$—
Options written	$171,000,000	$181,260
Outstanding, end of period	$171,000,000	$181,260

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Floating Rate Plus Fund ("DWS affiliated mutual fund").

For the period from November 1, 2009 through January 31, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying DWS funds) for certain classes as follows:
Class B	1.92%
Class S	.92%

Accordingly, for the year ended October 31, 2010, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $54,415 and the amount charged aggregated $1,916,380, which was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2010, the Administration Fee was $421,288, of which $38,082 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2010, the amounts charged to the Fund by DISC were as follows:
Service Provider Fee	Total Aggregated	Unpaid at October 31, 2010
Class A	$377,350	$98,408
Class B	12,694	3,171
Class C	38,463	9,418
Class S	17,810	3,986
	$446,317	$114,983

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2010
Class B	$58,518	$3,897
Class C	297,789	26,916
	$356,307	$30,813

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2010	Annual Effective Rate
Class A	$819,696	$198,084	.23%
Class B	18,491	2,748	.24%
Class C	97,014	21,601	.24%
	$935,201	$222,433

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2010 aggregated $35,561.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2010, the CDSC for Class B and C shares aggregated $16,482 and $5,496, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2010, DIDI received $2,928 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,832, of which $10,379 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,894,114	$56,013,195	13,517,448	$56,341,961
Class B	307,167	1,441,985	503,270	2,065,896
Class C	2,500,888	11,839,263	4,206,863	17,540,755
Class S	5,272,455	24,966,817	2,353,286	10,065,601
		$94,261,260		$86,014,213
Shares issued to shareholders in reinvestment of distributions
Class A	3,643,366	$17,104,910	3,139,715	$12,969,889
Class B	62,413	292,694	70,946	291,412
Class C	320,107	1,513,788	226,519	946,602
Class S	207,743	979,827	78,461	329,886
		$19,891,219		$14,537,789
Shares redeemed
Class A	(14,109,795)	$(66,425,318)	(15,987,580)	$(65,539,189)
Class B	(911,862)	(4,287,735)	(1,299,404)	(5,317,890)
Class C	(1,935,095)	(9,162,772)	(2,693,064)	(11,042,953)
Class S	(1,590,591)	(7,486,746)	(647,016)	(2,760,583)
		$(87,362,571)		(84,660,615)
Redemption fees		$—		$4,207
Net increase (decrease)
Class A	1,427,685	$6,692,787	669,583	$3,775,783
Class B	(542,282)	(2,553,056)	(725,188)	(2,960,578)
Class C	885,900	4,190,279	1,740,318	7,445,467
Class S	3,889,607	18,459,898	1,784,731	7,634,922
		$26,789,908		$15,895,594

I. Regulatory Settlements

On March 30, 2010, the Fund received $25,383 as part of a settlement with the SEC by a non-affiliated third party broker. This payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets. The amount of the payment was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS Strategic Income Fund (the "Fund"), including the investment portfolio, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Strategic Income Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts December 21, 2010

Tax Information (Unaudited)

For corporate shareholders, 3% of the income dividends paid during the Fund's fiscal year ended October 31, 2010, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $638,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 2% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of the Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted that it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 4th quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2010. The Board recognized that DWS has made significant changes in its investment personnel in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

New Sub-Advisory Agreement Approval

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		123
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126

Interested Board Member and Officer4
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served1,5	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke7 (1967) Board Member since 2010 Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
56

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso10 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B and C:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S
Nasdaq Symbol	KSTAX	KSTBX	KSTCX	KSTSX
CUSIP Number	23337K 101	23337K 200	23337K 309	23337K 507
Fund Number	010	210	310	2391

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$67,662	$0	$12,514	$0
2009	$63,656	$0	$9,512	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$295,930	$0
2009	$0	$440,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.
Non-Audit Services
The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$12,514	$295,930	$645,807	$954,251
2009	$9,512	$440,000	$711,000	$1,160,512

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”).  DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.   E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex.  E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y.  Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2010